EXHIBIT 1

                  SECURITIES AND EXCHANGE COMMISSION


                        WASHINGTON, D.C. 20549


                              __________

                               FORM T-1

           Statement of Eligibility and Qualification Under the
              Trust Indenture Act of 1939 of a Corporation
                      Designated to Act as Trustee


              FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
           (Exact name of Trustee as specified in its charter)

   United States                                   13-3781471
(State of Incorporation)                         (I.R.S. Employer
                                                 Identification No.)

  First Trust Center
 180 East Fifth Street
  St. Paul, Minnesota                                  55101
(Address of Principal Executive Offices)             (Zip Code)



                        FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

         Delaware                                      06-1442010
    (State of Incorporation)                         (I.R.S. Employer
                                                    Identification No.)
       600 Steamboat Road
       Greenwich CT                                       06830
(Address of Principal Executive Offices)                (Zip Code)



                         HOME LOAN ASSET BACKED SECURITIES
                        (Title of the Indenture Securities)


                                      GENERAL
                                      -------

1.General Information  Furnish the following information as to the Trustee.
  -------------------

(a) Name and address of each examining or supervising authority to which it is subject.

     Comptroller of the Currency
     Washington, D.C.

(b)  Whether it is authorized to exercise corporate trust powers.

     Yes

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS  If the obligor or any
    ------------------------------------------
underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None

See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.  LIST OF EXHIBITS  List below all exhibits filed as a part of this
     ----------------
statement of eligibility and qualification.

1. Copy of Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

2. Copy of Certificate of Authority to Commence Business of First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

3. Authorization of the Trustee to exercise corporate trust powers of First Trust of New York, National Association, incorporated herein by reference to
Exhibit 3 of Form T-1, Registration No. 33-83774.

4.    Copy  of  existing  By-Laws  of  First  Trust  of  New  York,  National
Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

5.  Not applicable.

6.   Consent of First  Trust of New  York, National Association,  required by
Section 321(b) of the Act, incorporated by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

7. Report of Condition of First Trust of New York, National Association, as of the close of business on December 31, 1996, published pursuant to law or the requirements of its supervising or examining authority.

8.  Not applicable.

9.  Not applicable.

                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 26th day of February, 1997.

                         FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION


(SEAL)



                         /s/ Lynn Steiner
                         ------------------------------
                         Lynn Steiner




                                  EXHIBIT 7

                        First Trust if New York, N.A.
                       Statement of Financial Condition
                                As of 12/31/96

                                   ($000's)

                                                            12/31/96
                                                            --------

ASSETS
   Cash and Due From Depository Institutions
                                                            $ 33,306
   Federal Reserve Stock                                       3,509
   Fixed Assets                                                  878
   Intangible Assets                                          80,431
   Other Assets                                                5,755
                                                            --------
     TOTAL ASSETS                                           $123,879
                                                            ========
LIABILITIES
   Other Liabilities                                           7,154
                                                            --------
     Total Liabilities                                         7,154

EQUITY
   Common and Preferred Stock                                  1,000
   Surplus                                                   120,932
   Undivided Profits                                         (5,207)
                                                            --------
     TOTAL EQUITY CAPITAL                                    116,725

TOTAL LIABILITIES AND EQUITY CAPITAL                        $123,879
                                                            ========